UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
December 6, 2004 (June 23, 2004)

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9592	34-1312571

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 800 Ft. Worth, Texas	76102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 870-2601

(Former name or former address, if changed since last report): Not applicable

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES

ITEM 2.01 Completion of Acquisition or Disposition of Assets

     On June 23, 2004, Range Resources Corporation (the “Company”) consummated the acquisition of the 50% of Great Lakes Energy Partners, L.L.C. that it did not previously own pursuant to a Purchase and Sale Agreement by and between the Company and FirstEnergy Corporation. A Current Report on Form 8-K was filed on June 25, 2004, amended pursuant to Form 8-K/A on July 15, 2004 and amended pursuant to Form 8-K/A on August 17, 2004 to report this transaction.

ITEM 9.01 Financial Statements and Exhibits

     (b) Pro Forma Financial Information

     Range Resources Corporation unaudited pro forma statement of operations for the year ended December 31, 2003 and for the nine months ended September 30, 2004 are included herein.

Exhibit
Number	Description

**2.1	Purchase and Sale Agreement by and between Range Resources Corporation with FirstEnergy Corporation dated June 1, 2004 (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K/A (File No. 001-12209) as filed with the SEC on July 15, 2004)

**99.1	Press Release dated June 24, 2004 (incorporated by reference to Exhibit 99.1 to the Company’s Form 8-K (File No. 001-12209) as filed with the SEC on June 25, 2004)

**	Previously Filed

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ ROGER S. MANNY

Roger S. Manny Chief Financial Officer

Date: December 6, 2004

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Description	Page Number

Range Resources Corporation Unaudited Pro Forma Combined Financial Information	F-1 - F-9

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Range Resources Corporation

Unaudited pro forma combined financial information

The following unaudited pro forma combined financial information shows the pro forma effect of the Great Lakes acquisition. The unaudited pro forma combined financial information includes a statement of operations for the year ended December 31, 2003 and the nine months ended September 30, 2004 which assumes the merger occurred on January 1, 2003.

The unaudited pro forma combined financial information has been prepared to assist in your analysis of the financial effects of the acquisition. It is based on the historical financial statements of Range and Great Lakes and should be read in conjunction with those historical financial statements and related notes, which were previously filed on Form 8-K/A dated August 17, 2004. The historical Great Lakes amounts presented represent the 50% not previously owned by the Company prior to the acquisition.

The pro forma information is based on the estimates and assumptions set forth in the notes to such information. It is preliminary and is being furnished solely for information purposes. The pro forma information does not purport to represent what the financial position and the results of operations of the combined company would have actually been had the merger in fact occurred on the date indicated, nor is it necessarily indicative of the results of operations or financial position that may occur in the future.

Range Resources Corporation

Unaudited pro forma statement of operations
Year ended December 31, 2003

		50%
	Range	Great	Pro forma
(in thousands, except per share data)	Resources	Lakes	adjustments(3)		Pro forma

Revenues
Oil and gas sales	$226,402	$54,278	$		$280,680
Transportation and gathering	3,509	1,886			5,395
Gain on retirement of securities	18,526	—			18,526
Other	(2,670)	379			(2,291)

	245,767	56,543			302,310

Expenses
Direct operating	36,423	9,710			46,133
Production and ad valorem taxes	12,894	511			13,405
Exploration	13,946	1,931			15,877
General and administrative	24,377	1,876			26,253
Interest expense	22,165	3,884	(22	)(a)	33,703
			(130	)(b)
			7,806	(c)
Depletion, depreciation and amortization	86,549	14,569	2,238	(d)	103,356

	196,354	32,481	9,892		238,727

Income before income taxes	49,413	24,062	(9,892)		63,583
Income taxes	18,489	—	5,243	(e)	23,732

Net income	30,924	24,062	(15,135)		39,851
Preferred dividends	(803)	—	—		(803)

Net income available to common shareholders	$30,121	$24,062	$(15,135)		$39,048

Earnings per common share:
Net income per common share— basic	$0.56				$0.59

Net income per common share—diluted	$0.53				$0.57

Shares outstanding:
Basic	54,272		12,190		66,462
Diluted	57,850		12,190		70,040

See notes to unaudited pro forma combined financial statements.

Range Resources Corporation

Unaudited pro forma statement of operations
Nine months ended September 30, 2004

	Range	Great	Pro forma
(in thousands, except per share data)	Resources	Lakes	adjustments(3)		Pro forma

Revenues
Oil and gas sales	$218,495	$27,708	$		$246,203
Transportation and gathering	1,107	770			1,877
Loss on retirement of securities	(39)	—			(39)
Other	(1,120)	56			(1,064)

	218,443	28,534			246,977

Expenses
Direct operating	33,119	4,836			37,955
Production and ad valorem taxes	14,382	246			14,628
Exploration	12,382	1,152			13,534
General and administrative	28,306	1,078			29,384
Interest expense	15,480	877	(11	)(a)	20,182
			(70	)(b)
			3,906	(c)
Depletion, depreciation and amortization	70,998	6,552	1,464	(d)	79,014

	174,667	14,741	5,289		194,697

Income before income taxes	43,776	13,793	(5,289)		52,280
Income taxes	16,088	—	3,145	(e)	19,233

Net income	27,688	13,793	(8,434)		33,047
Preferred dividends	(2,212)	—	—		(2,212)

Net income available to common shareholders	$25,476	$13,793	$(8,434)		$30,835

Earnings per common share:
Net income per common share—basic	$0.42				$0.46

Net income per common share—diluted	$0.40				$0.43

Shares outstanding:
Basic	59,999		7,430		67,429
Diluted	68,760		7,430		76,190

See notes to unaudited pro forma combined financial statements.

Range Resources Corporation

Notes to unaudited pro forma combined
financial information

(1) Basis of presentation

The accompanying unaudited pro forma statements of operations present the pro forma effects of the Great Lakes acquisition. The unaudited pro forma statements of operations are presented as though the acquisition occurred on January 1, 2003.

(2) Method of accounting for the acquisition

Range accounted for the acquisition using the purchase method of accounting for business combinations. The purchase method of accounting requires that Great Lakes’ assets and liabilities assumed by Range be revalued and recorded at their estimated “fair values.”

The Company previously owned a 50% interest in Great Lakes, and as an investment in an LLC, accounted for its 50% ownership using the proportional consolidation method. Thus, 50% of Great Lakes assets and liabilities and operating results are included in the Company’s historical financial statements.

On June 2, 2004, we agreed to purchase FirstEnergy’s interest in Great Lakes for a cash purchase price of $200 million plus an optional cash payment equal to 50% of Great Lakes’ commodity hedge liability (“Optional Hedging Payment”) which was $27.7 million at closing on June 23, 2004. The transaction also includes the assumption of debt and other liabilities, which totaled $96.1 million and $1.3 in transaction expenses, for an aggregate anticipated purchase price of $325.1 million. In consideration for the Optional Hedging Payment, FirstEnergy reimbursed Great Lakes, as a capital contribution, for 50% of each commodity derivative position, and the Company did not assume any commodity derivative liabilities associated with the 50% purchased interest.

The calculation of the total purchase price and the allocation of this price to assets and liabilities are shown below:

Calculation and preliminary allocation of purchase price (in thousands):

Cash paid to FirstEnergy	$200,000
Optional Hedging Payment	27,720
Cash paid for transaction costs	1,266

Total purchase price	$228,986

Plus fair value of liabilities assumed (in thousands):

Current liabilities	$8,375
Long-term debt	70,000
Asset retirement obligation	17,035
Other non-current liabilities	658
Total purchase price plus liabilities assumed	$325,054

Fair value of Great Lakes assets (in thousands):

Current assets	$13,437
Oil and natural gas properties	296,322
Gas gathering and processing assets	14,429
Other non-current assets	866

Total fair value of Great Lakes assets	$325,054

The total purchase price included $1.3 million of estimated merger costs. These costs include investment banking expenses, legal and accounting fees, printing expenses and other acquisition related costs.

In order to finance the acquisition, the acquisition required the consolidation of the Great Lakes Credit Facility into an amended and restated senior credit facility, the issuance of 12,190,000 shares of Range common stock at a price of $12.25 and the issuance of $100.0 million of additional 7.375% senior subordinated notes. The stock transaction included transaction costs of $7.5 million and the issuance of 7.375% senior subordinated notes included transaction expenses of $3.0 million and a discount of $1.9 million. Fees for an amended and restated senior credit facility were $1.0 million.

(3) Pro Forma Adjustments

The unaudited pro forma statements of operations include the following adjustments:

(a) This adjustment increases interest expense for the effect of additional borrowings under the Senior Credit Facility and amortization of fees associated with an amended and restated senior credit facility.

(b) This adjustment reflects the decrease in amortization due to the write-off of 50% of Great Lakes’ deferred financing costs attributed to FirstEnergy’s share of the Great Lakes Credit Facility.

(c) This adjustment increases interest expense for the effect of issuance of an additional $100 million of 7.375% senior subordinated notes and the amortization of the associated discount and estimated issuance costs.

(d) This adjustment revises Great Lakes historical depreciation, depletion and amortization expense to reflect the adjustment of Great Lakes assets from historical book value to fair value in the purchase price allocation. For the oil and gas producing properties, pro forma depletion was calculated using the equivalent units-of-production method.

(e) This adjustment recognizes income tax effects of the adjustments to depreciation, depletion and amortization and interest expense at an effective tax rate of approximately

37%. This adjustment also recognizes tax expense for Great Lakes’ 50% income prior to the acquisition. Great Lakes did not recognize income taxes as a limited liability corporation.

(4) Net earnings per common share

Net earnings per common share outstanding for the year ended December 31, 2003 and the nine months ended September 30, 2004 have been calculated as follows:

	Nine months
	ended	Year ended
	September 31,	December 31,
(in thousands)	2004	2003

Numerator:
Net income	$33,047	$39,851
Preferred stock dividends	(2,212)	(803)

Numerator for basic earnings per share	$30,835	$39,048

Net income	$33,047	$39,851
Effect of dilutive securities	—	—

Numerator for diluted earnings per share after assumed Conversions	$33,047	$39,851

Denominator:
Range weighted average shares outstanding	61,686	55,796
Pro forma increase	7,430	12,190
Stock held in deferred compensation plan	(1,687)	(1,524)

Pro forma shares outstanding — basic	67,429	66,462

Range weighted average shares outstanding	61,686	55,796
Pro forma increase	7,430	12,190
Employee stock options	1,192	442
Common shares assumed issued for convertible preferred	5,882	1,612

Pro forma shares outstanding — diluted	76,190	70,040

(5) Supplemental pro forma information on oil and gas operations

Pro forma costs incurred

The following tables reflect the costs incurred in oil and natural gas producing property acquisitions, exploration and development activities of Range, Great Lakes and the combined company on a pro forma basis for the year ended December 31, 2003 and the nine months ended September 30, 2004:

	Nine months ended
	September 30, 2004			Year ended December 31, 2003

		50%
	Range	Great		Range	Great
(in thousands)	Resources	Lakes	Pro forma	Resources	Lakes	Pro forma

Acquisitions:
Unproved leasehold	$1,487	$168	$1,655	$5,580	$1,824	$7,404
Proved oil and gas properties	1,800	31	1,831	90,723	2,557	93,280
Gas gathering facilities	—	—	—	4,622	—	4,622
Development	22,044	4,690	26,734	83,433	21,648	105,081
Exploration	4,060	743	4,803	22,564	4,382	26,946

Subtotal	29,391	5,632	35,023	206,922	30,411	237,333

Asset retirement obligations	408	20	428	4,597	1,731	6,328

Total	$29,799	$5,652	$35,451	$211,519	$32,142	$243,661

Pro forma quantities of oil and natural gas reserves

Quantities of Proved Reserves

	Crude Oil and NGLs (Mbbls)

		50%
	Range	Great
	Resources	Lakes	Pro forma

Balance, December 31, 2002.	22,952	5,689	28,641
Revisions	445	(136)	309
Extensions, discoveries and additions	3,331	116	3,447
Purchases	8,758	177	8,935
Sales	(39)	(7)	(46)
Production	(2,424)	(311)	(2,735)

Balance, December 31, 2003.	33,023	5,528	38,551

	Natural Gas (Mmcf)

		50%
	Range	Great
	Resources	Lakes	Pro forma

Balance, December 31, 2002.	440,267	218,346	658,613
Revisions	4,625	6,437	11,062
Extensions, discoveries and additions	48,364	14,480	62,844
Purchases	37,734	975	38,709
Sales	(1,076)	(657)	(1,733)
Production	(43,510)	(11,153)	(54,663)

Balance, December 31, 2003.	486,404	228,428	714,832

	Natural Gas Equivalents (Mmcfe)

		50%
	Range	Great
	Resources	Lakes	Pro forma

Balance, December 31, 2002.	577,977	252,478	830,455
Revisions	7,294	5,621	12,915
Extensions, discoveries and additions	68,351	15,176	83,527
Purchases	90,284	2,035	92,319
Sales	(1,312)	(700)	(2,012)
Production	(58,053)	(13,019)	(71,072)

Balance, December 31, 2003.	684,541	261,591	946,132

		50%
	Range	Great	Combined
	Resources	Lakes	Pro forma

Proved developed reserves (Mmcfe)
December 31, 2002.	423,280	147,919	571,199
December 31, 2003.	493,659	151,310	644,969

Pro forma standardized measure of discounted future cash flows

The following table set forth the standardized measures of discounted future net cash flows relating to proved oil, natural gas and NGL reserves for Range, Great Lakes, and the combined company on a pro forma basis as of December 31, 2003:

		50%
	Range	Great
(in thousands)	Resources	Lakes	Pro forma

Future cash inflows	$3,803,479	$1,640,172	$5,443,651
Future costs:
Production	(842,052)	(308,104)	(1,150,156)
Development	(274,029)	(155,035)	(429,064)

Future net cash flows	2,687,398	1,177,033	3,864,431
Income taxes	(740,965)	(328,769)	(1,069,734)

Total undiscounted future net cash flows	1,946,433	848,264	2,794,697
10% discount factor	(943,452)	(520,991)	(1,464,443)

Standardized measure	$1,002,981	$327,273	$1,330,254

The “Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves” (“Standardized Measure”) is a disclosure requirement of SFAS 69. The Standardized Measure does not purport to present the fair market value of proved oil and gas reserves. This would require consideration of expected future economic and operating conditions, which are not taken into account in calculating the Standardized Measure.

Future cash inflows were estimated by applying year end prices to the estimated future production less estimated future production costs based on year end costs. Future net cash inflows were discounted using a 10% annual discount rate to arrive at the Standardized Measure. The average prices used at December 31, 2003 to estimate reserve information were $29.48 per barrel for oil, $19.93 per barrel for natural gas liquids and $6.03 per mcf for natural gas using the benchmark prices of $32.52 per barrel and $6.19 per Mmbtu.

Pro forma changes relating to standardized measure of discounted future net cash flows

		50%
	Range	Great
(in thousands)	Resources	Lakes	Pro forma

Standardized measure, beginning of year	$499,633	$124,167	$623,800
Revisions:
Prices	160,932	129,059	289,991
Quantities	267,906	20,542	288,448
Estimated future development cost	(253,788)	(155,035)	(408,823)
Accretion of discount	96,361	35,415	131,776
Income taxes	(103,375)	(41,118)	(144,493)

Net revisions	168,036	(11,137)	156,899
Purchases	145,772	4,314	150,086
Extensions, discoveries and additions	110,358	32,166	142,524
Production	(177,085)	(44,057)	(221,142)
Development costs incurred	204,137	138,591	342,728
Sales	(2,117)	(1,485)	(3,602)
Changes in timing and other	54,247	84,714	138,961

Standardized measure, end-of-year	$1,002,981	$327,273	$1,330,254